SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): March 6, 2000



                          CT COMMUNICATIONS, INC.
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           (Exact name of registrant as specified in its charter)



      North Carolina                   0-19179                   56-1837282
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
   of incorporation or                                          Identification
      organization)                                                 Number)



   68 Cabarrus Avenue, East, Concord, North Carolina                28025
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       (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:   (704) 722-2500)
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ITEM 5     OTHER EVENTS

           On March 6, 2000, CT Communications, Inc. (the "Registrant") announced financial results for the three-month period and year ended December 31, 1999. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

           Also on March 6, 2000, the Registrant announced a two-for-one stock dividend on all of its issued and outstanding shares of Common Stock. The dividend is payable on April 5, 2000 to shareholders of record as of the close of business on March 15, 2000. A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K.


ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS

           (c)   The following exhibits are filed herewith:

                 Exhibit No.      Description
                 ----------       --------------

                 99.1 News release disseminated on March 6, 2000 by CT Communications, Inc., announcing financial results for the three-month period and year ended December 31, 1999.

                 99.2 News release disseminated on March 6, 2000 by CT Communications, Inc., announcing a two-for-one stock dividend on all of its issued and outstanding Common Stock.






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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CT COMMUNICATIONS, INC.



                                             By:    /s/ Amy M. Justis
                                                   ------------------------
                                                   Amy M. Justis
                                                   Vice President - Finance
Dated:   March 7, 2000







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                               EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

99.1 News Release disseminated on March 6, 2000 by CT Communications, Inc., announcing financial results for the three-month period and year ended December 31, 1999.

99.2 News Release disseminated on March 6, 2000 by CT Communications, Inc., announcing a two-for-one stock dividend on all of its issued and outstanding Common Stock.